                                                                                                    Exhibit 32

                                                   CERTIFICATION
                                     Pursuant to 18 United States Codes § 1350

The undersigned hereby certify that the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30,
2003 of The Phoenix Companies, Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of
1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                  /s/ Dona D. Young                                       /s/ Coleman D. Ross
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               Name:   Dona D. Young                                     Name:   Coleman D. Ross
             Title:Chairman, President &                              Title:Chief Financial Officer
              Chief Executive Officer
                Date:August 14, 2003                                     Date:August 14, 2003

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or
other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to The
Phoenix Companies, Inc. (the "Company") and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.